Exhibit 10.6.2

Execution Version

INCREMENTAL AMENDMENT NO. 2

This INCREMENTAL AMENDMENT NO. 2 (this “Amendment”), dated as of November 24, 2020, by and among Severin Holdings, LLC, a Delaware limited liability company (“Holdings”), Severin Acquisition, LLC, a Delaware limited liability company (the “Top Borrower”), PeopleAdmin, Inc., a Delaware corporation (the “PA Borrower”), Promachos Holding, Inc., a Delaware corporation (“PeopleAdmin”), Performance Matters LLC, a Utah limited liability company (“Performance Matters”), certain other Restricted Subsidiaries from time to time designated thereunder as Co-Borrowers (together with the Top Borrower, the PA Borrower, PeopleAdmin and Performance Matters, each a “Borrower” and, collectively, the “Borrowers”), the Subsidiary Guarantors party hereto, each entity listed on its signature page hereto as a “2020 Incremental Lender” (each, a “2020 Incremental Lender” and, collectively, the “2020 Incremental Lenders”), and Barclays Bank PLC, as administrative agent (in such capacity, the “Administrative Agent”), relating to the First Lien Credit Agreement, dated as of August 1, 2018 (as amended by that certain Incremental Term Facility Amendment No. 1 dated as of November 22, 2019 and as further amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and as amended hereby, the “Credit Agreement”), among the Borrowers, Holdings, the several banks, financial institutions, institutional investors and other entities from time to time party thereto as Lenders and the Administrative Agent.

RECITALS:

WHEREAS, the Borrowers have requested that, pursuant to Section 2.25 of the Existing Credit Agreement:

(a)

Barclays Bank PLC, as a 2020 Incremental Lender, extend a Revolving Commitment Increase to the Borrowers on the 2020 Incremental Effective Date (as defined below) in the aggregate principal amount of $25,000,000 (the “Barclays Revolving Commitment Increase”); and

(b)

Goldman Sachs Bank USA, as a 2020 Incremental Lender, extend a Revolving Commitment Increase to the Borrowers on the 2020 Incremental Effective Date in the aggregate principal amount of $35,000,000 (the “GS Revolving Commitment Increase” and together with the Barclays Revolving Commitment Increase, the “Amendment No. 2 Revolving Commitment Increase”).

WHEREAS, each 2020 Incremental Lender has agreed, on the terms and conditions set forth herein, to provide such Amendment No. 2 Revolving Commitment Increase and to become, if not already, a Lender for all purposes under the Credit Agreement.

WHEREAS, pursuant to Sections 2.25 and 11.1(b)(iv) of the Existing Credit Agreement, the Existing Credit Agreement may be amended to give effect to the provisions of Section 2.25 of the Credit Agreement through an Incremental Amendment executed by the Borrower Representative, the Administrative Agent and each Lender providing an Amendment No. 2 Revolving Commitment Increase.

NOW THEREFORE, the parties hereto therefore agree as follows:

SECTION 1. Defined Terms. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

SECTION 2. Amendment No. 2 Revolving Commitment Increase.

(a) Subject to and upon the terms and conditions set forth herein, each 2020 Incremental Lender agrees (on a several and not joint basis) to make their respective Amendment No. 2 Revolving Commitment Increase available to the Borrowers on the 2020 Incremental Effective Date. The aggregate amount of all the Revolving Commitments on the 2020 Incremental Effective Date (after giving effect to the Amendment No. 2 Revolving Commitment Increase) is $180,000,000. The portion of Schedule 1.1A-1 of the Existing Credit Agreement appearing under the heading “Revolving Commitments” shall be replaced by Schedule I hereto.

(b) This Amendment constitutes an “Incremental Amendment” with respect to the establishment of the Amendment No. 2 Revolving Commitment Increase as a “Revolving Commitment Increase”. The Amendment No. 2 Revolving Commitment Increase is being established in accordance with Section 2.25 of the Existing Credit Agreement. Each of the 2020 Incremental Lenders constitutes an Incremental Revolving Lender pursuant to Section 2.25 of the Credit Agreement and, in such capacity, acknowledges the provisions of Section 2.25 of the Existing Credit Agreement. For the avoidance of doubt, commitments and loans made pursuant to the Amendment No. 2 Revolving Commitment Increase shall be “Revolving Loans” and “Loans” for all purposes under the Credit Agreement and each other Loan Document and shall be treated as the same Class and Facility as the Revolving Commitments and Revolving Loans under the Existing Credit Agreement as of the date hereof immediately prior to giving effect to this Amendment (such Revolving Commitments, the “Existing Revolving Commitments” and such Revolving Loans, the “Existing Revolving Loans”) and shall have the same CUSIP as the Existing Revolving Commitments and any Existing Revolving Loans. Any revolving loans and other extensions of credit made pursuant to the Amendment No. 2 Revolving Commitment Increase shall have terms identical to the Existing Revolving Commitments (and Existing Revolving Loans, if any) and shall rank pari passu in right of payment and security with the Existing Revolving Commitments. The Borrowers and the 2020 Incremental Lenders hereby authorize the Administrative Agent to update the Register to reflect the amount, terms and date of the Amendment No. 2 Revolving Commitment Increase and the identity of the 2020 Incremental Lenders.

(c) Each 2020 Incremental Lender (a) represents and warrants (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under Section 11.6(b) of the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the 2020 Incremental Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, and has received, or has been accorded the opportunity to receive, copies of the most recent financial statements delivered pursuant to Section 6.1 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment, (v) if applicable, it has duly completed an administrative questionnaire and applicable Forms, (vi) it is not a Debt Fund Affiliate and (vii) makes the representations and warranties contained in Section 10.7 of the Credit Agreement (to the extent Section 10.7 requires such representations and warranties to be made) and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents and (ii) it will perform in accordance with their terms all of the obligations that by the terms of the Loan Documents are required to be performed by it as a Lender.

SECTION 3. Representations of the Loan Parties. The Borrowers and each other Loan Party hereby represent and warrant to the Administrative Agent and each 2020 Incremental Lender that each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents (which, for purposes hereof, shall be deemed to include a representation that this Amendment does not conflict with the Existing Credit Agreement) are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the 2020 Incremental Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date.

SECTION 4. Conditions to the 2020 Incremental Effective Date. This Amendment shall become effective as of the first date (the “2020 Incremental Effective Date”) when each of the following conditions shall have been satisfied:

(a) The Administrative Agent and the 2020 Incremental Lenders shall have received an executed counterpart hereof from the Borrowers, each other Loan Party, each 2020 Incremental Lender and the Administrative Agent.

(b) The Administrative Agent and the 2020 Incremental Lenders shall have received: (i) a copy of the certificate or articles of incorporation or organization or certificates of formation, including all amendments thereto, of each Loan Party, certified, if applicable, as of a recent date by the secretary of state of the state of its organization (or a certification from a Responsible Officer of each applicable Loan Party that such documents have not changed since previously delivered to the Administrative Agent), (ii) a certificate as to the good standing (where relevant) of each Loan Party as of a recent date, from such secretary of state or similar Governmental Authority; (iii) a certificate of a Responsible Officer of each Loan Party dated the 2020 Incremental Effective Date and certifying (1) that attached thereto is a true and complete copy of the by-laws or operating (or limited liability company) agreement of such Loan Party as in effect on the 2020 Incremental Effective Date (or a certification from a Responsible Officer of each applicable Loan Party that such documents have not changed since previously delivered to the Administrative Agent), (2) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Loan Party authorizing the execution, delivery and performance of this Amendment, and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (3) as to the incumbency and specimen signature of each officer executing any Loan Document on behalf of such Loan Party; and (iv) a Solvency Certificate, certifying that Holdings and its subsidiaries, on a consolidated basis, after giving effect to this Amendment, are Solvent.

(c) The Administrative Agent and the 2020 Incremental Lenders shall have received a favorable written opinion of (i) Fried, Frank, Harris, Shriver & Jacobson LLP, New York and Delaware counsel to the Loan Parties and (ii) Parsons Behle & Latimer, Utah local counsel to the Loan Parties, in each case, dated the 2020 Incremental Effective Date and in form and substance reasonably satisfactory to the Administrative Agent and the 2020 Incremental Lenders.

(d) Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents (which, for purposes hereof, shall be deemed to include a representation that this Amendment does not conflict with the Existing Credit Agreement) shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the 2020 Incremental Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date.

(e) No Default or Event of Default shall exist on the 2020 Incremental Effective Date.

(f) The 2020 Incremental Lenders shall have received, or on the 2020 Incremental Effective Date shall receive, all fees, costs and expenses required to be paid on or prior to the 2020 Incremental Effective Date, and all reasonable and documented out-of-pocket expenses required to be paid on the 2020 Incremental Effective Date for which reasonably detailed invoices have been presented to the Borrower Representative at least three (3) Business Days prior to the 2020 Incremental Effective Date (or such later date as the Borrower Representative may reasonably agree).

(g) The 2020 Incremental Lenders (to the extent reasonably requested in writing at least seven (7) days prior to the 2020 Incremental Effective Date) shall have received, at least three (3) Business Days prior to the 2020 Incremental Effective Date, (i) all documentation and other information that the 2020 Incremental Lenders reasonably determine to be required by Governmental Authorities under applicable “know your customer” and anti-money-laundering rules and regulations, including the Patriot Act, and (ii) a Beneficial Ownership Certification in relation to any Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation.

SECTION 5. Reallocation. Pursuant to Section 2.25(d) of the Credit Agreement, (a) each Revolving Lender immediately prior to the Amendment No. 2 Revolving Commitment Increase, whether or not party to this Amendment, will automatically and without further act be deemed to have assigned to each 2020 Incremental Lender, and each such 2020 Incremental Lender will automatically and without further act be deemed to have assumed, a portion of such Revolving Lender’s participations under the Credit Agreement in outstanding Letters of Credit and Swingline Loans such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding (i) participations under the Credit Agreement in Letters of Credit and (ii) participations under the Credit Agreement in Swingline Loans held by each Revolving Lender (including each such 2020 Incremental Lender) will equal the percentage of the aggregate Revolving Commitments of all Revolving Lenders represented by such Revolving Lender’s Revolving Commitment as set forth on Schedule I hereto and any Revolving Loans that are outstanding on the 2020 Incremental Effective Date shall be deemed assigned to a 2020 Incremental Lender (reflecting the Amendment No. 2 Revolving Commitment Increase, such that Revolving Loans are held ratably in accordance with each Revolving Lender’s Pro Rata Share, after giving effect to the Amendment No. 2 Revolving Incremental Increase).

SECTION 6. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD REQUIRE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

SECTION 7. Waiver of Jury Trial. EACH OF THE BORROWERS, THE GUARANTORS, THE ADMINISTRATIVE AGENT AND THE 2020 INCREMENTAL LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

SECTION 8 Confirmation of Guarantees and Security Interests. By signing this Amendment, each Loan Party hereby confirms that (a) the obligations of the Loan Parties under the Credit Agreement as modified or supplemented hereby (including with respect to the Amendment No. 2 Revolving Commitment Increase contemplated by this Amendment) and the other Loan Documents (i) are entitled to the benefits of the guarantees and the security interests set forth or created in the Guarantee, the Security Documents and the other Loan Documents, (ii) constitute “Obligations” “Guarantor Obligations” or other similar term for purposes of the Credit Agreement, the Guarantee, the Security Documents and the other Loan

Documents, (iii) notwithstanding the effectiveness of the terms hereof, the Guarantee, the Security Documents and the other Loan Documents, are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects and (b) each 2020 Incremental Lender shall be a “Secured Party” and a “Lender” (including without limitation for purposes of the definition of “Required Lenders” contained in Section 1.1 of the Credit Agreement) for all purposes of the Credit Agreement and the other Loan Documents. Each Loan Party ratifies and confirms that all Liens granted, conveyed, or assigned to the Collateral Agent by such Person pursuant to any Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations as increased hereby.

SECTION 9. Credit Agreement Governs. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Lender, the Administrative Agent or the Collateral Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

SECTION 10. Counterparts. This Amendment and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment (each a “Communication”), including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each of the parties hereto agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on each such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of each such Person enforceable against such Person in accordance with the terms hereof or thereof, as applicable, to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include use or acceptance by any party hereto of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Without limiting the foregoing, (a) each party hereto shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any other party hereto without further verification and (b) upon the reasonable request of any party hereto, any Electronic Signature shall be promptly followed by a manually executed counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

SECTION 11. Miscellaneous. This Amendment shall constitute an “Incremental Amendment” and a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. The provisions of this Amendment are deemed incorporated into the Credit Agreement as if fully set forth therein. The headings of this Amendment are for the purposes of reference only and shall not limit or otherwise affect the meaning hereof. Section 11.14 of the Credit Agreement is incorporated by reference herein, mutatis mutandis.

SECTION 12. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SEVERIN HOLDINGS, LLC

By	/s/ Eric Shander
Name: Eric Shander
Title: Chief Financial Officer

SEVERIN ACQUISITION, LLC

By	/s/ Eric Shander
Name: Eric Shander
Title: Chief Financial Officer

PEOPLEADMIN, INC.

By	/s/ Eric Shander
Name: Eric Shander
Title: Chief Financial Officer

PROMACHOS HOLDING, INC.

By	/s/ Eric Shander
Name: Eric Shander
Title: Chief Financial Officer

PERFORMANCE MATTERS LLC

By	/s/ Eric Shander
Name: Eric Shander
Title: Chief Financial Officer

[Signature Page – Incremental Amendment No. 2]

AH SERVICES, LLC
CHALKABLE, INC.
HAIKU LEARNING, INC.
INFOSNAP LLC
INTERACTIVE ACHIEVEMENT, LLC
POWERSCHOOL GROUP LLC
POWERSCHOOL SPECIAL EDUCATION LLC
SPIRAL UNIVERSE INC.
SRB EDUCATION SOLUTIONS US LLC
SUNGARD PUBLIC SECTOR LLC

By	/s/ Eric Shander
Name: Eric Shander
Title:

ESCHOOL SOLUTIONS, LLC
ODEON HOLDINGS, LLC
NETCHEMIA, LLC
SEARCHSOFT SOLUTIONS, INC.
TEACHER MATCH, LLC

By	/s/ Eric Shander
Name: Eric Shander
Title:

SCHOOLOGY, INC.

By	/s/ Eric Shander
Name: Eric Shander
Title:

ACCELASCHOOL

By	/s/ Eric Shander
Name: Eric Shander
Title:

[Signature Page – Incremental Amendment No. 2]

BARCLAYS BANK, PLC, as Administrative Agent and a 2020 Incremental Lender

By:	/s/ Martin Corrigan
Name: Martin Corrigan Title: Vice President

[Signature Page – Incremental Amendment No. 2]

GOLDMAN SACHS BANK USA, as a 2020 Incremental Lender

By:	/s/ Thomas Manning
Name: Thomas Manning Title: Director

[Signature Page – Incremental Amendment No. 2]

Schedule I

Revolving Commitments

Lender	Revolving Commitment	Percentage
Barclays Bank PLC	$59,500,000.00	33.06%
Credit Suisse AG, Cayman Islands Branch	$34,500,000.00	19.17%
Jefferies Finance LLC	$16,500,000.00	9.17%
Macquarie Capital Funding LLC	$16,500,000.00	9.17%
Ares Capital Corporation	$9,000,000.00	5.00%
GC Finance Operations LLC	$9,000,000.00	5.00%
Goldman Sachs Bank USA	$35,000,000.00	19.44%

Total	$180,000,000.00	100.00%